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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-136881 and 333-32045 of PICO Holdings, Inc. (the "Company") on Form S-8 of our reports dated March 26, 1999, appearing in this Annual Report on Form 10-K of the Company for the year ended December 31, 1998.

DELOITTE & TOUCHE LLP

San Diego, California
March 26, 1999

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